UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934
Date of Report (Date of Earliest Event Reported)
June 5, 2009
General Growth Properties, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11656	42-1283895
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
110 N. Wacker Drive, Chicago, Illinois 60606
(Address of principal executive offices) (Zip Code)
(312) 960-5000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(d) On June 5, 2009, General Growth Properties, Inc. (the “Company”) expanded the size of the board of directors of the Company (the “Board”) from seven to eight directors (by increasing the number of Class III directors from two to three) and appointed William A. Ackman to fill the newly created vacancy. Mr. Ackman is the founder and managing member of the general partner of Pershing Square Capital Management, L.P., an investment advisor (together with the investment funds it advises, “Pershing Square”). Pershing Square Capital Management, L.P. and its affiliates own slightly less than 7.5% of the Company’s outstanding common stock. A copy of the press release dated June 5, 2009 announcing Mr. Ackman’s appointment to the Board is attached as Exhibit 99.1 and is incorporated herein by reference. Mr. Ackman is entitled to the same compensation, director indemnity and insurance and other benefits as are accorded to the non-employee directors of the Company.
     On April 15, 2009, the Company and its operating partnership obtained a commitment, subject to satisfaction of certain conditions, from Pershing Square Capital Management, L.P., as agent, to provide the Company and its debtor subsidiaries with post-petition debtor-in-possession financing. In connection with this commitment, the Company paid Pershing Square Capital Management, L.P. a fee of $15 million. The Company and its subsidiaries subsequently received debtor-in-possession financing from an alternative group of lenders.
     In connection with his appointment to the Board, Mr. Ackman executed a Letter Agreement with the Company, dated June 5, 2009 (the “Letter Agreement”), that reflects certain obligations, rights and restrictions. Pursuant to the Letter Agreement, Mr. Ackman and Pershing Square agree that while Mr. Ackman is on the Board (and, if he resigns from or is not reelected to the Board, for a certain period thereafter), they will not make certain public statements about the Company and other matters nor will they take certain actions. If the terms of the Letter Agreement are not honored, Mr. Ackman has agreed to submit his resignation from the Board. These and other matters are set forth in more detail in the Letter Agreement, which is filed as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit No.	Description
99.1	Press release dated June 5, 2009.

99.2	Letter agreement dated June 5, 2009 between General Growth Properties, Inc. and William A. Ackman.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.

By:	/s/ Thomas H. Nolan, Jr.
Thomas H. Nolan, Jr.
President and Chief Operating Officer
Date: June 8, 2009

EXHIBIT INDEX

Exhibit
Number	Name
99.1	Press release dated June 5, 2009.

99.2	Letter agreement dated June 5, 2009 between General Growth Properties, Inc. and William A. Ackman.